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                                                                     Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Annual Report on Form 10-K of Advocat Inc. and Subsidiaries into the Company's previously filed Registration Statement File Numbers 33-93940, 33-93946 and 33-93950.



                                           ARTHUR ANDERSEN LLP

Nashville, Tennessee
March 26, 1997